SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: August 14, 2002
(Date of earliest event reported)

Banc of America Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-89322	56-1950039

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC	28255

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 386-2400

Item 5. Other Events.

     Attached are certain collateral term sheets (the “Term Sheets”) furnished to the Registrant by Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”), the underwriters in respect of the Registrant’s proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2002-2 (the “Certificates”). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”). The Certificates will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-89322) (the “Registration Statement”). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

     The Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Term Sheets.

     Any statement or information contained in the Term Sheets shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Term Sheets    Term Sheets

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

By:	/s/ Manish Parwani

Name: Manish Parwani Title: Vice President

Date: August 14, 2002

Exhibit Index

Item 601(a) of
Regulation S-K
Exhibit No.	Description	Page

99	Term Sheets